Deutsche Bank @
INDB 2005-AR1
Preliminary Collateral Analysis
PUDs
242 records
Balance: 65,323,537

Selection Criteria: PUDs
Table of Contents

1. Summary Statistics
2. Conf vs. Nonconf
3. Product Type
4. Doc Type
5. Occupancy
6. Original Principal Bal ($)
7. Current Principal Bal($)
8. Rem Term to Stated Mat
9. Stated Original Term
10. Seasoning
11. Loan Purpose
12. Property Type
13. Mortgage Rate (%)
14. Original Loan-to-Value Ratio (%)
15. Lien Status
16. Sim. Second
17. Combined Loan-to-Value Ratio (%) (includes Sim Seconds)
18. LTV gt 80, PMI
19. Appraisal Type
20. Effective Loan-to-Value Ratio (%)
21. Top 10 States
22. FICO Score
23. Back DTI
24. Monthly Payments ($)
25. IO Flag
26. IO Term
27. Prepay Flag
28. Prepayment Penalty Months

1. Summary Statistics

As-of / Cut-off Date: 2005-09-01
Number of Loans: 242
Total Original Balance: 65,331,676.00
Maximum Original Balance: 962,000.00
Minimum Original Balance: 70,400.00
Average Original Balance: 269,965.60
Total Current Balance: 65,323,536.51
Maximum Current Balance: 962,000.00
Minimum Current Balance: 70,351.55
Average Current Balance: 269,931.97
Weighted Average Coupon: 6.432
Maximum Coupon: 9.375
Minimum Coupon: 4.500
Weighted Average Net Coupon: 6.057
Service Fee: 0.375
Weighted Average Remaining Term: 358.59
Weighted Average Seasoning: 1.41
Top 3 States: VA(21%),FL(17%),CA(15%)
% California: 15.44
Top 3 Zip Codes: 22079(3%),20176(2%),20136(2%)
Weighted Average Current LTV: 81.24
% of portfolio with LTV over 80%: 18.28
% of portfolio with LTV over 80% & no MI: 14.97
% with LPMI: 0.00
Weighted Average LPMI: 0.000
Weighted Average FICO Score: 672
Min Fico: 595
% of portfolio missing FICO Scores: 0.00
% of portfolio conforming: 68.81
% of portfolio Jumbo: 31.19
% of portfolio with Full/Alt Docs: 43.99
% Owner Occupied: 90.0
% Investment: 7.3

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2. Conf vs. Nonconf

% of
Conf	Number	Current	Current
vs.	of	Principal	Principal
Nonconf	Loans	Balance	Balance
Non-conforming Loan Balance	41	20,375,478.00	31.19

Conforming Loan Balance	201	44,948,058.51	68.81
Total:	242	65,323,536.51	100

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3. Product Type

			% of
	Number	Current	Current
Product	of	Principal	Principal
Type	Loans	Balance	Balance
ARM - 2 Year/6 Month	15	3,222,558.07	4.93
ARM - 2 Year/6 Month-IO	117	31,538,861.34	48.28
ARM - 3 Year/6 Month	2	283,797.19	0.43
ARM - 5 Year/6 Month	3	572,589.22	0.88
ARM - 3 Year/6 Month-IO	13	3,532,495.00	5.41
ARM - 3 Year/1 Year-IO	10	3,110,392.73	4.76
ARM - 5 Year/1 Year	2	362,356.54	0.55
ARM - 5 Year/6 Month-IO	27	8,030,313.98	12.29
ARM - 5 Year/1 Year-IO	53	14,670,172.44	22.46
Total:	242	65,323,536.51	100

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4. Doc Type

			% of
	Number	Current	Current
Doc	of	Principal	Principal
Type	Loans	Balance	Balance
Full	106	28,733,921.23	43.99
Stated Documentation	95	25,420,333.86	38.91
NINA	18	5,070,112.38	7.76
NO Ratio	8	2,359,606.28	3.61
No Documentation	9	1,982,122.76	3.03
Limited	6	1,757,440.00	2.69
Total:	242	65,323,536.51	100

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5. Occupancy

			% of
	Number	Current	Current
	of	Principal	Principal
Occupancy	Loans	Balance	Balance
Primary	217	58,812,338.12	90.03
Investment	20	4,754,007.93	7.28
Second Home	5	1,757,190.46	2.69
Total:	242	65,323,536.51	100

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6. Original Principal Bal ($)

			% of
Original	Number	Current	Current
Principal	of	Principal	Principal
Bal ($)	Loans	Balance	Balance
50,001 - 100,000	3	253,630.13	0.39
100,001 - 150,000	34	4,403,818.00	6.74
150,001 - 200,000	40	7,157,664.75	10.96
200,001 - 250,000	53	11,958,915.63	18.31
250,001 - 300,000	41	11,233,591.48	17.2
300,001 - 350,000	24	7,809,875.52	11.96
350,001 - 400,000	15	5,593,683.00	8.56
400,001 - 450,000	9	3,845,834.00	5.89
450,001 - 500,000	8	3,776,354.00	5.78
500,001 - 550,000	5	2,622,520.00	4.01
550,001 - 600,000	4	2,323,650.00	3.56
600,001 - 650,000	4	2,514,000.00	3.85
850,001 - 900,000	1	868,000.00	1.33
950,001 - 1,000,000	1	962,000.00	1.47
Total:	242	65,323,536.51	100
Minimum: 70,400.00
Maximum: 962,000.00
Average: 269,965.60
Total: 65,331,676.00

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7. Current Principal Bal($)

			% of
Current	Number	Current	Current
Principal	of	Principal	Principal
Bal($)	Loans	Balance	Balance
50,001 - 100,000	3	253,630.13	0.39
100,001 - 150,000	34	4,403,818.00	6.74
150,001 - 200,000	40	7,157,664.75	10.96
200,001 - 250,000	53	11,958,915.63	18.31
250,001 - 300,000	41	11,233,591.48	17.2
300,001 - 350,000	24	7,809,875.52	11.96
350,001 - 400,000	15	5,593,683.00	8.56
400,001 - 450,000	9	3,845,834.00	5.89
450,001 - 500,000	8	3,776,354.00	5.78
500,001 - 550,000	5	2,622,520.00	4.01
550,001 - 600,000	4	2,323,650.00	3.56
600,001 - 650,000	4	2,514,000.00	3.85
850,001 - 900,000	1	868,000.00	1.33
950,001 - 1,000,000	1	962,000.00	1.47
Total:	242	65,323,536.51	100
Minimum: 70,351.55
Maximum: 962,000.00
Average: 269,931.97
Total: 65,323,536.51

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8. Rem Term to Stated Mat

			% of
	Number	Current	Current
Rem Term	of	Principal	Principal
to Stated Mat	Loans	Balance	Balance
301 - 360	242	65,323,536.51	100
Total:	242	65,323,536.51	100
Minimum: 355
Maximum: 360
Weighted Average: 358.6

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9. Stated Original Term

			% of
Stated	Number	Current	Current
Original	of	Principal	Principal
Term	Loans	Balance	Balance
301 - 360	242	65,323,536.51	100
Total:	242	65,323,536.51	100
Minimum: 360
Maximum: 360
Weighted Average: 360.0

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10. Seasoning

			% of
	Number	Current	Current
	of	Principal	Principal
Seasoning	Loans	Balance	Balance
0	40	11,117,297.00	17.02
1	104	27,438,517.78	42
2	71	19,864,158.50	30.41
3	16	4,085,044.06	6.25
4	6	1,607,998.58	2.46
5	5	1,210,520.59	1.85
Total:	242	65,323,536.51	100
Minimum: 0
Maximum: 5
Weighted Average: 1.4

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11. Loan Purpose

			% of
	Number	Current	Current
Loan	of	Principal	Principal
Purpose	Loans	Balance	Balance
Purchase	188	48,803,418.25	74.71
Refinance - Cashout	45	13,756,018.26	21.06
Refinance - Rate Term	9	2,764,100.00	4.23
Total:	242	65,323,536.51	100

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12. Property Type

			% of
	Number	Current	Current
Property	of	Principal	Principal
Type	Loans	Balance	Balance
PUD	242	65,323,536.51	100
Total:	242	65,323,536.51	100

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13. Mortgage Rate (%)

			% of
	Number	Current	Current
Mortgage	of	Principal	Principal
Rate (%)	Loans	Balance	Balance
4.251 - 4.500	1	210,000.00	0.32
4.751 - 5.000	3	1,131,274.00	1.73
5.001 - 5.250	9	2,962,377.66	4.53
5.251 - 5.500	7	1,869,108.00	2.86
5.501 - 5.750	24	7,655,758.35	11.72
5.751 - 6.000	27	7,821,110.00	11.97
6.001 - 6.250	37	11,783,279.13	18.04
6.251 - 6.500	36	8,472,782.43	12.97
6.501 - 6.750	31	7,679,799.22	11.76
6.751 - 7.000	17	3,681,257.56	5.64
7.001 - 7.250	9	2,180,397.19	3.34
7.251 - 7.500	17	3,944,129.55	6.04

7.501 - 7.750	6	1,281,134.00	1.96
7.751 - 8.000	8	1,895,703.35	2.9
8.001 - 8.250	2	778,487.93	1.19
8.251 - 8.500	1	420,000.00	0.64
8.501 - 8.750	3	708,418.76	1.08
8.751 - 9.000	3	628,019.38	0.96
9.251 - 9.500	1	220,500.00	0.34
Total:	242	65,323,536.51	100
Minimum: 4.500
Maximum: 9.375
Weighted Average: 6.432

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14. Original Loan-to-Value Ratio (%)

			% of
Original	Number	Current	Current
Loan-to-Value	of	Principal	Principal
Ratio (%)	Loans	Balance	Balance
55.01 - 60.00	1	209,500.00	0.32
65.01 - 70.00	5	1,824,331.33	2.79
70.01 - 75.00	6	1,777,512.15	2.72
75.01 - 80.00	186	49,573,282.84	75.89
80.01 - 85.00	7	2,248,000.00	3.44
85.01 - 90.00	25	6,471,515.60	9.91
90.01 - 95.00	12	3,219,394.59	4.93
Total:	242	65,323,536.51	100
Minimum: 59.86
Maximum: 95.00
Weighted Average: 81.25
Weighted Average by Original Balance: 81.25

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15. Lien Status

			% of
	Number	Current	Current
	of	Principal	Principal

Lien Status	Loans	Balance	Balance
1st Lien	242	65,323,536.51	100
Total:	242	65,323,536.51	100

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16. Sim. Second

			% of
	Number	Current	Current
	of	Principal	Principal
Sim. Second	Loans	Balance	Balance
N	76	21,682,286.60	33.19
Y	166	43,641,249.91	66.81
Total:	242	65,323,536.51	100

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17. Combined Loan-to-Value Ratio (%) (includes Sim Seconds)

Combined			% of
Loan-to-Value	Number	Current	Current
Ratio (%)	of	Principal	Principal
(includes Sim Seconds)	Loans	Balance	Balance
55.01 - 60.00	1	209,500.00	0.32
65.01 - 70.00	5	1,824,331.33	2.79
70.01 - 75.00	4	1,143,512.15	1.75
75.01 - 80.00	23	6,829,532.93	10.45
80.01 - 85.00	7	2,634,500.00	4.03
85.01 - 90.00	35	9,623,423.60	14.73
90.01 - 95.00	27	8,170,139.32	12.51
95.01 - 100.00	140	34,888,597.18	53.41
Total:	242	65,323,536.51	100
Minimum: 59.86
Maximum: 100.00
Weighted Average: 93.59
Weighted Average by Original Balance: 93.59

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18. LTV gt 80, PMI

			% of
	Number	Current	Current
	of	Principal	Principal
LTV gt 80, PMI	Loans	Balance	Balance
No Insurance	36	9,779,739.47	81.91
PMI	4	989,458.46	8.29
Republic Mtge Ins Co	2	519,796.98	4.35
Radian Guaranty	2	649,915.28	5.44
Total:	44	11,938,910.19	100

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19. Appraisal Type

			% of
	Number	Current	Current
	of	Principal	Principal
Appraisal Type	Loans	Balance	Balance
2055IE	1	292,000.00	0.45
FULL	241	65,031,536.51	99.55
Total:	242	65,323,536.51	100

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20. Effective Loan-to-Value Ratio (%)

			% of
Effective	Number	Current	Current
Loan-to-Value	of	Principal	Principal
Ratio (%)	Loans	Balance	Balance
55.01 - 60.00	1	209,500.00	0.32
60.01 - 65.00	4	914,641.74	1.4
65.01 - 70.00	9	3,068,860.31	4.7
70.01 - 75.00	6	1,777,512.15	2.72
75.01 - 80.00	184	48,966,655.84	74.96
80.01 - 85.00	8	2,591,127.00	3.97

85.01 - 90.00	21	5,625,720.86	8.61
90.01 - 95.00	8	1,925,213.61	2.95
95.01 - 100.00	1	244,305.00	0.37
Total:	242	65,323,536.51	100
Minimum: 59.86
Maximum: 95.00
Weighted Average by Original Balance: 80.35
Weighted Average by Current Balance: 80.35

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21. Top 10 States

			% of
	Number	Current	Current
Top 10	of	Principal	Principal
States	Loans	Balance	Balance
Virginia	40	13,679,497.56	20.94
Florida	43	10,826,287.51	16.57
California	29	10,087,496.33	15.44
Maryland	19	5,417,499.21	8.29
Arizona	20	4,433,653.55	6.79
Nevada	15	4,263,561.28	6.53
Georgia	22	4,034,472.97	6.18
Texas	14	2,534,688.58	3.88
Colorado	10	2,322,381.00	3.56
Washington	3	1,317,641.92	2.02
Other	27	6,406,356.60	9.81
Total:	242	65,323,536.51	100

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22. FICO Score

			% of
	Number	Current	Current
FICO	of	Principal	Principal
Score	Loans	Balance	Balance
581 - 600	1	205,000.00	0.31
601 - 620	5	1,287,400.00	1.97

621 - 640	36	8,596,713.52	13.16
641 - 660	74	21,591,847.55	33.05
661 - 680	56	14,682,638.49	22.48
681 - 700	21	6,495,137.32	9.94
701 - 720	15	3,602,729.58	5.52
721 - 740	15	3,911,119.90	5.99
741 - 760	9	2,185,008.29	3.34
761 - 780	6	1,852,775.71	2.84
781 - 800	4	913,166.15	1.4
Total:	242	65,323,536.51	100
Minimum: 595
Maximum: 798
Weighted Average: 671.6
% UPB missing FICOs: 0.0

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23. Back DTI

			% of
	Number	Current	Current
	of	Principal	Principal
Back DTI	Loans	Balance	Balance
<= 0.00	35	9,411,841.42	14.41
5.01 - 10.00	1	373,000.00	0.57
10.01 - 15.00	2	418,860.76	0.64
15.01 - 20.00	4	1,109,528.86	1.7
20.01 - 25.00	3	637,636.93	0.98
25.01 - 30.00	10	1,747,451.55	2.68
30.01 - 35.00	22	5,020,918.02	7.69
35.01 - 40.00	41	10,627,580.96	16.27
40.01 - 45.00	68	19,783,869.06	30.29
45.01 - 50.00	53	15,412,844.95	23.59
50.01 - 55.00	1	227,200.00	0.35
55.01 - 60.00	1	375,000.00	0.57
60.01 - 65.00	1	177,804.00	0.27
Total:	242	65,323,536.51	100
min DTI: 0.00
max DTI: 64.96
nzwa DTI: 41.17

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24. Monthly Payments ($)

			% of
	Number	Current	Current
Monthly	of	Principal	Principal
Payments ($)	Loans	Balance	Balance
0.01 - 1,000.00	64	9,543,015.22	14.61
1,000.01 - 2,000.00	135	35,163,397.97	53.83
2,000.01 - 3,000.00	34	14,631,223.32	22.4
3,000.01 - 4,000.00	8	5,023,900.00	7.69
5,000.01 - 6,000.00	1	962,000.00	1.47
Total:	242	65,323,536.51	100
Minimum: 469.00
Maximum: 5,010.42
Average: 1,461.72

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25. IO Flag

			% of
	Number	Current	Current
	of	Principal	Principal
IO Flag	Loans	Balance	Balance
N	22	4,441,301.02	6.8
Y	220	60,882,235.49	93.2
Total:	242	65,323,536.51	100

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26. IO Term

			% of
	Number	Current	Current
	of	Principal	Principal
IO Term	Loans	Balance	Balance
0	22	4,441,301.02	6.8
24	117	31,538,861.34	48.28

36	23	6,642,887.73	10.17
60	80	22,700,486.42	34.75
Total:	242	65,323,536.51	100

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27. Prepay Flag

			% of
	Number	Current	Current
Prepay	of	Principal	Principal
Flag	Loans	Balance	Balance
Prepayment Penalty	147	39,813,957.37	60.95
No Prepayment Penalty	95	25,509,579.14	39.05
Total:	242	65,323,536.51	100

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28. Prepayment Penalty Months

			% of
Prepayment	Number	Current	Current
Penalty	of	Principal	Principal
Months	Loans	Balance	Balance
0	95	25,509,579.14	39.05
12	13	4,153,775.00	6.36
24	93	24,844,779.96	38.03
36	41	10,815,402.41	16.56
Total:	242	65,323,536.51	100
Non-zero Weighted Average Prepay Penalty Term: 26

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U:\ABS\jumbo\indymac\OWN\INDB\INDB 2005-AR1\prelim_083105\indx_altb_prelim_083005.cas
9/8/2005 14:51

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileded and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax , financial and/or accounting advisors for the purpose of evaluating such information. Prospective investors are advised to read carefully, and rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevent information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representaion or warranty that such information is accurate or complete. Such information should not be viewed as projections, forcasts, predictions, or opinions with respect to value. Prior to making any investment decisions, a prospective investor shall receive and fully review the final Prospectus . NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.